UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 7, 2007

PHARMACOPEIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey	08543-5350
(Address of principal executive offices)	(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 7, 2007, Schering-Plough Corporation (“Schering-Plough”) informed Pharmacopeia, Inc. (the “Company”) that Schering-Plough has suspended the Phase 1 clinical development of a compound targeting a metabolic disease indication that was discovered in the Company’s collaboration with Schering-Plough.  Schering-Plough also informed the Company that Schering-Plough expects to continue to pursue preclinical development with respect to the program.

The clinical compound being advanced by Schering-Plough was one of five partnered programs in the Company’s portfolio that had been advanced into clinical development.  In addition to those partnered programs, the Company has an internal Dual Acting angiotensin and endothelin Receptor Antagonist (DARA), PS433540, in Phase 1 clinical development which is being developed as a potential treatment for hypertension and diabetic nephropathy.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

	By:	/s/ Brian M. Posner
Brian M. Posner Executive Vice President, Chief Financial Officer and Treasurer

Date: August 13, 2007